SCHEDULE 14C

               Information Statement Pursuant to Section 14(c) of
                       the Securities Exchange Act of 1934

Check the appropriate box:
|_|    Preliminary Information Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
|X|    Definitive Information Statement

                   Nevstar Gaming & Entertainment Corporation
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

|X|    None required
|_|    Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

       1)     Title of each class of securities to which transaction applies:
       2)     Aggregate number of securities to which transaction applies:
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth amount on which filing fee is calculated and state how it was determined):
       4)     Proposed maximum aggregate value of transaction:
       5)     Total fee paid:

|_|    Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.

       1)     Amount previously paid:
       2)     Form, Schedule or Registration Statement No.:
       3)     Filing Party:
       4)     Date Filed:

                   NEVSTAR GAMING & ENTERTAINMENT CORPORATION
                               12890 HILLTOP ROAD
                                ARGYLE, TX 76226
                               PH: (972) 233-0300
                                December 14, 2005


                              INFORMATION STATEMENT

Dear Stockholder:

         This Information Statement (the "Information Statement") is furnished by the Board of Directors of Nevstar Gaming & Entertainment Corporation, a Nevada corporation (the "Company", or "us"), to the stockholders of record of the Company at the close of business on December 5, 2005 (the "Record Date") to provide information with respect to certain corporate actions taken by written consent of Timothy P. Halter, holder of a majority of the outstanding shares of the Company's common stock that were entitled to vote on such actions (the "Majority Stockholder").

         The written consent, executed by the Majority Stockholder on the Record Date, approved the following actions:

         1. Adoption of an amendment to our Articles of Incorporation to change the name of the Company to "Nevstar Corporation";

         2. Adoption of an amendment to our Articles of Incorporation to effect a one-for-300 reverse split of our common stock;

         3. Adoption of an amendment to our Articles of Incorporation to increase the number of authorized shares of all classes of our capital stock from 126,396,450, consisting of any combination of common stock and up to 100,000,000 shares of preferred stock, to 150,000,000, consisting of any combination of common stock and up to 10,000,000 shares of preferred stock;

         4. Adoption of an amendment to our Articles of Incorporation to declassify our Board of Directors; and

         5. Adoption of Amended and Restated Articles of Incorporation reflecting the foregoing changes and affecting various other changes designed to update our Articles of Incorporation.

         The Majority Stockholder, holding approximately 59.7% of the outstanding shares of the Company's common stock, has approved, by written consent, all of the above-described actions. Therefore, all required corporate approvals for these actions have been obtained. This Information Statement is furnished solely for the purpose of informing stockholders of these corporate actions in the manner required by Rule 14c-2 under the Securities Exchange Act of 1934.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDER'S MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

                                          By Order of the Board of Directors,


                                           /s/ Timothy P. Halter
                                          --------------------------------------
                                          Timothy P. Halter
                                          President, Chief Executive Officer and
                                          Chief Accounting Officer
Argyle, Texas
December 14, 2005

                                TABLE OF CONTENTS


PURPOSE OF INFORMATION STATEMENT...............................................1

ACTION ONE      ADOPTION OF AN AMENDMENT TO OUR ARTICLES OF
                INCORPORATION TO CHANGE THE NAME OF THE
                COMPANY TO "NEVSTAR CORPORATION"...............................3

ACTION TWO      ADOPTION OF AN AMENDMENT TO OUR ARTICLES OF
                INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF
                OUR COMMON STOCK AT A  RATIO OF ONE-FOR-300....................4

ACTION THREE    ADOPTION OF AN AMENDMENT TO OUR ARTICLES OF
                INCORPORATION TO INCREASE THE NUMBER OF
                AUTHORIZED SHARES OF ALL CLASSES OF OUR CAPITAL
                STOCK FROM 126,396,450, CONSISTING OF ANY
                COMBINATION OF COMMON STOCK AND UP TO
                100,000,000 SHARES OF PREFERRED STOCK, TO 150,000,000,
                CONSISTING OFANY COMBINATION OF COMMON STOCK
                AND UP TO 10,000,000 SHARES OF PREFERRED STOCK.................9

ACTION FOUR     ADOPTION OF AN AMENDMENT TO OUR ARTICLES OF
                INCORPORATION TO DECLASSIFY OUR BOARD OF
                DIRECTORS.....................................................11

ACTION FIVE     ADOPTION OF AMENDED AND RESTATED ARTICLES OF
                INCORPORATION REFLECTING THE ACTIONS SET FORTH
                IN ACTIONS ONE THROUGH FOUR AND EFFECTING
                VARIOUS OTHER CHANGES DESIGNED TO UPDATE OUR
                ARTICLES OF INCORPORATION.....................................12

STOCK OWNERSHIP...............................................................14

MARKET FOR OUR COMMON STOCK...................................................14

ADDITIONAL AVAILABLE INFORMATION..............................................15













                                     Page i

                   NEVSTAR GAMING & ENTERTAINMENT CORPORATION
                               12890 HILLTOP ROAD
                               ARGYLE, TEXAS 76226
                               PH: (972) 233-0300
                                December 14, 2005

                        PURPOSE OF INFORMATION STATEMENT

         This Information Statement (the "Information Statement") is being mailed on or about December 14, 2005 to the stockholders of record of Nevstar Gaming & Entertainment Corporation, a Nevada corporation (the "Company", or "us"), at the close of business on December 5, 2005 (the "Record Date"). This Information Statement is being sent to you for information purposes only. No action is requested on your part.

         This Information Statement is being furnished by our Board of Directors to provide stockholders with information concerning the following corporate actions approved by Timothy P. Halter, holder of a majority of our voting stock (the "Majority Stockholder"), on the Record Date:

         1. Adoption of an amendment to our Articles of Incorporation to change the name of the Company to "Nevstar Corporation";

         2. Adoption of an amendment to our Articles of Incorporation to effect a one-for-300 reverse split of the Company's common stock;

         3. Adoption of an amendment to our Articles of Incorporation to increase the number of authorized shares of all classes of our capital stock from 100,000,000 to 150,000,000, consisting of any combination of common stock and up to 10,000,000 shares of preferred stock;

         4. Adoption of an amendment to our Articles of Incorporation to declassify our Board of Directors; and

         5. Adoption of Amended and Restated Articles of Incorporation reflecting the foregoing changes and effecting various other changes designed to update our Articles of Incorporation.

         A copy of the approved form of our Amended and Restated Articles of Incorporation is attached to this Information Statement as Appendix A.

RECORD DATE AND VOTING SECURITIES
---------------------------------

         Only stockholders of record at the close of business on the Record Date were entitled to notice of the information disclosed in this Information Statement. As of the Record Date, the Company had one series of common stock, par value $0.01 per share, outstanding, and no shares of preferred stock were outstanding. On the Record Date, 125,715,008 validly issued shares of our common stock were outstanding and held of record by 672 registered stockholders.

STOCKHOLDERS' RIGHTS
--------------------

         The elimination of the need for a special meeting of the stockholders to approve the actions described in this Information Statement is authorized by
Section 78.320(2) of the Nevada General Corporation Law (the "NGCL"). Section 78.320(2) provides that any action required or permitted to be taken at a meeting of stockholders of a corporation may be taken without a meeting, before or after the action, if a written consent thereto is signed by the stockholders holding at least a majority of the voting power. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the actions disclosed herein as quickly as possible in order to accomplish the purposes of the Company, we chose to obtain the written consent of a majority of the Company's voting power to approve the actions described in this Information Statement.

         The actions described in this Information Statement cannot be taken until at least 20 days after this Information Statement has first been sent or given to the Company's stockholders.

DISSENTERS' RIGHTS
------------------

         The NGCL does not provide for dissenters' rights in connection with any of the actions described in this Information Statement, and we will not provide stockholders with any such right independently.

EXPENSES
--------

         The costs of preparing, printing and mailing this Information Statement will be borne by the Company.

ACCOUNTANTS
-----------

         The name our current independent public accountant is Rose, Snyder and Jacobs.

STOCKHOLDERS SHARING AN ADDRESS
-------------------------------

         We will deliver only one Information Statement to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. We undertake to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement is delivered. A stockholder can notify us that the stockholder wishes to receive a separate copy of the Information Statement by contacting the Company at the address or phone number set forth above. Conversely, if multiple stockholders sharing an address receive multiple Information Statements and wish to receive only one, such stockholders can notify us at the address or phone number set forth above.

                                   ACTION ONE

          ADOPTION OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO
             CHANGE THE NAME OF THE COMPANY TO "NEVSTAR CORPORATION"


GENERAL
-------

         On November 25, 2005, our Board of Directors unanimously approved and recommended that the stockholders approve, and on the Record Date the Majority Stockholder approved, an amendment to the Articles of Incorporation to change the name of the Company from "Nevstar Gaming & Entertainment Corporation" to "Nevstar Corporation." Our Board of Directors determined that, because we are no longer involved in the gaming industry, the new name will better reflect the operations of the Company.

         Our name change will not affect, in any way, the validity or transferability of currently outstanding stock certificates, nor will stockholders be required to surrender or exchange any stock certificates that they currently hold as a result of the name change. The Company will be assigned a new trading symbol which will be announced following the effectiveness of the name change.

         Because, as described elsewhere in this Information Statement, additional changes to our Articles of Incorporation have been adopted, in addition to the amendment described under this Action One, stockholders should review the approved form of our Amended and Restated Articles of Incorporation attached hereto as Appendix A.

CONSENT REQUIRED
----------------

         Approval of the amendment described under this Action One required the consent of the holders of a majority of the outstanding shares of our common stock, as of the Record Date. The Majority Stockholder, who owned approximately 59.7% of the outstanding shares of our common stock as of the Record Date, has given his consent to the amendment, and, accordingly, the requisite stockholder approval for the amendment described under this Action One was obtained by the execution of the Majority Stockholder's written consent. We do not intend to seek additional stockholder approval prior to the effectiveness of the amendment described under this Action One. We are not requesting a stockholder vote on any of the matters set forth herein. This Information Statement is being mailed to you solely for your information. We are not providing you with a proxy and you are not requested to send a proxy.

AMENDMENT TO ARTICLES OF INCORPORATION
--------------------------------------

         Approximately 20 days after this Information Statement has first been sent or given to stockholders, Article I of the Articles of Incorporation will be amended and restated in its entirety as follows:

         The name of the corporation is "Nevstar Corporation" (the "Company").

A  copy  of  the  approved  form  of  our  Amended  and  Restated   Articles  of
Incorporation is attached hereto as Appendix A.

                                   ACTION TWO

          ADOPTION OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO
              EFFECT A REVERSE STOCK SPLIT OF OUR COMMON STOCK AT A
                              RATIO OF ONE-FOR-300


GENERAL
-------

         On November 25, 2005, our Board of Directors unanimously approved and recommended that the stockholders approve, and on the Record Date the Majority Stockholder approved, an amendment to the Articles of Incorporation to effect a reverse stock split of our common stock. The Board of Directors determined that by reducing the outstanding number of shares of our common stock from 125,715,008 to approximately 419,050 shares, the Company will be better positioned to effect our business strategy of entering into a business combination with a private entity that has current business operations. Because, as described elsewhere in this Information Statement, additional changes to our Articles of Incorporation have been adopted, in addition to the amendment described under this Action Two, stockholders should review the approved form of our Amended and Restated Articles of Incorporation attached hereto as Appendix A.

         The reverse stock split, when implemented, will not change the par value of our common stock. Except for any changes as a result of the treatment of fractional shares, each stockholder who owns 300 or more shares will hold the same percentage of common stock outstanding immediately following the reverse stock split as such stockholder did immediately prior to the reverse stock split.

         The Company may be referred to as a shell corporation. Shell corporations have zero or nominal assets and typically no stated or contingent liabilities. Private companies wishing to become publicly traded may wish to merge with a shell (a reverse merger) whereby the stockholders of the private company become the majority of the stockholders and holders of a majority of the capital stock of the combined company. The stockholders of the private company may exchange stock in the private company for all or a portion of the common shares of the shell corporation from its major stockholders. Typically, the board and officers of the private company become the new board and officers of the shell corporation and often the name of the private company becomes the name of the shell corporation.

         We intend to search for a potential transaction involving a target enterprise looking for value in a shell corporation. At the present time, we have not reached any agreement or definitive understanding with any enterprise concerning its interest in us as a shell corporation.

         Our search will be directed toward enterprises that have a desire to become public corporations. In addition, these enterprises may seek to have our stock qualify for trading on an exchange such as NASDAQ or the American Stock Exchange. We intend to concentrate our search on enterprises that we believe may realize a substantial benefit by being publicly owned.

         We do not propose to restrict our search to enterprises that are located in any particular geographical area or involved in any particular industry. We may, therefore, search for enterprises that engage in essentially any business to the extent of their limited resources. Our discretion in our search for enterprises is unrestricted.

         It is anticipated that we will not be able to diversify, but will likely be limited to targeting one enterprise due to our limited financial resources. This lack of diversification will not permit us to offset potential losses from one enterprise against profits from another.

         Our business strategy will be implemented by or under the supervision of our officers and directors, none of whom are professional business analysts. Although there are no current plans to do so, our management might hire an outside consultant to assist in the investigation and selection of target enterprises, and might pay a finder's fee.

         In analyzing potential target enterprises, our management anticipates that it will consider, among other things, the following factors:

         1. Potential for growth and profitability indicated by new technology, anticipated market expansion, or new products;

         2. Perceived reception of the target enterprise by the investment community and by stockholders;

         3. Potential for listing our common stock on an exchange such as NASDAQ or the American Stock Exchange; and

         4. Strength of existing management or management prospects of the target enterprise.

         None of the factors described above will be controlling in the selection of a target enterprise, and we will attempt to analyze all factors appropriate to each opportunity and make a determination based upon available information.

         We are unable to predict if or when our search for a target enterprise will be complete.

CONSENT REQUIRED
----------------

         Approval of the amendment described under this Action Two required the consent of the holders of a majority of the outstanding shares of our common stock, as of the Record Date. The Majority Stockholder, who owned approximately 59.7% of the outstanding shares of our common stock as of the Record Date, has given his consent to the amendment, and, accordingly, the requisite stockholder approval for the amendment described under this Action Two was obtained by the execution of the Majority Stockholder's written consent. We do not intend to seek additional stockholder approval prior to the effectiveness of the amendment described under this Action Two. We are not requesting a stockholder vote on any of the matters set forth herein. This Information Statement is being mailed to you solely for your information. We are not providing you with a proxy and you are not requested to send a proxy.

AMENDMENT TO ARTICLES OF INCORPORATION
--------------------------------------

         Approximately 20 days after this Information Statement has first been sent or given to stockholders, our Articles of Incorporation will be amended and restated to effect a one-for-300 reverse stock split. A copy of the approved form of our Amended and Restated Articles of Incorporation is attached hereto as Appendix A. See Article Four thereof.

CERTAIN RISKS ASSOCIATED WITH THE REVERSE STOCK SPLIT
-----------------------------------------------------

         The market price per new share of our common stock after the reverse stock split (the "New Shares") may not rise or remain constant in proportion to the reduction in the number of old shares of our common stock outstanding before the reverse stock split ("Old Shares"). Accordingly, the total market capitalization of our common stock after the reverse stock split may be lower than the total market capitalization before the reverse stock split. In the future, the market price of our common stock following the reverse stock split may not equal or exceed the market price prior to the reverse stock split. In many cases, the total market capitalization of a company following a reverse stock split is lower than the total market capitalization before the reverse stock split.

PRINCIPAL EFFECTS OF THE REVERSE STOCK SPLIT
--------------------------------------------

Corporate Matters.

         The reverse stock split will be effected simultaneously for all of our common stock and the exchange ratio will be the same for all of our common stock. The reverse stock split will affect all of our common stockholders uniformly and will not affect any stockholder's percentage ownership interests in the Company or proportionate voting power, except to the extent that the reverse stock split results in any stockholders owning a fractional share. See "Fractional Shares" below.

         The reverse stock split will affect all stockholders uniformly and will not affect materially such stockholders' percentage ownership interests in the Company. Common stock issued pursuant to the reverse stock split will remain fully paid and non-assessable. Following the reverse stock split, we will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

Fractional Shares.

         No scrip or fractional certificates will be issued in connection with the reverse stock split. Instead, any fractional share that results from the reverse stock split will be rounded up to the next whole share. We are rounding up to avoid the expense and inconvenience of issuing and transferring fractional shares of our common stock as a result of the reverse stock split.

Authorized Shares.

         As of the Record Date, we had 126,396,450 shares of common stock authorized and 125,715,008 shares of common stock issued and outstanding. Although the number of shares of common stock we are authorized to issue will not change as a result of the reverse stock split, the number of shares of our common stock issued and outstanding will be reduced to a number that will be approximately equal to the number of shares of common stock issued and outstanding immediately prior to the effectiveness of the reverse stock split divided by 300. Authorized but unissued shares will be available for issuance, and we may issue such shares in financings or otherwise. If we issue additional shares, the ownership interest of holders of common stock may also be diluted.

Accounting Matters.

         The reverse stock split will not affect the par value of our common stock. As a result, as of the effective time of the reverse stock split, the stated capital on our balance sheet attributable to our common stock will be reduced proportionately based on the reverse stock split ratio and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our common stock will be restated because there will be fewer shares of our common stock outstanding.

Potential Anti-Takeover Effect.

         Although, the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board of Directors or contemplating a tender offer or other transaction for the combination of us with another company), the reverse stock split is not a response to any effort of which we are aware to accumulate our shares of common stock or obtain control of the Company, nor is it part of a plan by our management to recommend a series of similar amendments to our Board of Directors and stockholders.

PROCEDURE FOR EFFECTING REVERSE STOCK SPLIT AND EXCHANGE OF STOCK CERTIFICATES
------------------------------------------------------------------------------

         Approximately 20 days after this Information Statement has first been sent or given to stockholders, we will file our Amended and Restated Articles of Incorporation in the form approved by our Majority Stockholder with the Secretary of State of the State of Nevada. The reverse stock split will become effective upon the filing of our Amended and Restated Articles of Incorporation with the State of Nevada, which is referred to below as the "effective time." Beginning at the effective time, each certificate representing Old Shares will be deemed for all corporate purposes to evidence ownership of New Shares.

         Our transfer agent, Transfer Online located at 317 S.W. Alder, Suite 200, Portland, Oregon 97204, is acting as exchange agent for purposes of implementing the exchange of stock certificates. Holders of Old Shares may choose to surrender certificates representing Old Shares for certificates representing New Shares in accordance with the procedures set forth in the letter of transmittal accompanying this Information Statement (the letter of transmittal follows Appendix A). No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder's outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the transfer agent. The Company plans for the exchange of certificates representing Old Shares for certificates representing New Shares to be voluntary. Stockholders will be required to pay all fees, including the transfer agent's fee, associated with certificate exchange and delivery. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S).

FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT
----------------------------------------------------------

         EACH STOCKHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE REVERSE STOCK SPLIT.

                                  ACTION THREE

          ADOPTION OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO
         INCREASE THE NUMBER OF AUTHORIZED SHARES OF ALL CLASSES OF OUR
        CAPITAL STOCK FROM 126,396,450, CONSISTING OF ANY COMBINATION OF
        COMMON STOCK AND UP TO 100,000,000 SHARES OF PREFERRED STOCK, TO 150,000,000, CONSISTING OF ANY COMBINATION OF COMMON STOCK AND UP
                     TO 10,000,000 SHARES OF PREFERRED STOCK


GENERAL
-------

         As of the Record Date, we are validly authorized to issue 126,396,450 shares of capital stock, $0.01 par value per share, consisting of any combination of common stock and up to 100,000,000 shares of preferred stock. On November 25, 2005, our Board of Directors unanimously approved and recommended that the stockholders approve, and on the Record Date the Majority Stockholder approved, amendments to our Articles of Incorporation to increase the number of shares of all classes of capital stock we are authorized to issue to 150,000,000 shares, consisting of any combination of common stock and up to 10,000,000 shares of preferred stock. Because, as described elsewhere in this Information Statement, additional changes to our Articles of Incorporation have been adopted, in addition to the amendment described under this Action Three, stockholders should review the approved form of our Amended and Restated Articles of Incorporation attached hereto as Appendix A.

CONSENT REQUIRED
----------------

         Approval of the amendment described under this Action Three required the consent of the holders of a majority of the outstanding shares of our common stock, as of the Record Date. The Majority Stockholder, who owned approximately 59.7% of the outstanding shares of our common stock as of the Record Date, has given his consent to the amendment, and, accordingly, the requisite stockholder approval for the amendment described under this Action Three was obtained by the execution of the Majority Stockholder's written consent. We do not intend to seek additional stockholder approval prior to the effectiveness of the amendment described under this Action Three. We are not requesting a stockholder vote on any of the matters set forth herein. This Information Statement is being mailed to you solely for your information. We are not providing you with a proxy and you are not requested to send a proxy.

AMENDMENT TO ARTICLES OF INCORPORATION
--------------------------------------

         Approximately 20 days after this Information Statement has first been sent or given to stockholders, the Articles of Incorporation will be amended to provide that the total number of shares of all classes of capital stock we will have authority to issue is 150,000,000 shares, consisting of any combination of common stock and up to 10,000,000 shares of preferred stock. A copy of the approved form of our Amended and Restated Articles of Incorporation is attached hereto as Appendix A. See Article Four thereof.

PURPOSE AND EFFECT
------------------

         The amendment described under this action would increase the number of shares of all classes of capital stock we will have authority to issue to 150,000,000, consisting of any combination of common stock and up to 10,000,000 shares of preferred stock. Unless otherwise stated, the additional shares of common stock will become part of the existing class of common stock, and, if and when issued, will have the same rights, privileges and preferences as the shares of common stock presently issued and outstanding. On the Record Date, 125,715,008 shares of our common stock were issued and outstanding and held of record by 672 registered stockholders, and following the effectiveness of the one-for-300 reverse stock split described under Action Two, those shares will be reduced to approximately 419,050 shares. On the Record Date, no shares of our preferred stock were outstanding.

         Our Board of Directors believes it is desirable to increase the number of shares of common stock we are authorized to issue, and increase the total number of shares of all classes of capital stock we are authorized to issue, to ensure that the Company has sufficient shares of capital stock to be used in connection with any future mergers and acquisitions, to raise additional capital through public offerings or private placements of common stock or securities convertible into common stock and to ensure that the Company has sufficient capital stock to provide additional authorized shares in connection with the exercise of stock options or possible future stock splits or stock dividends; however, the Company has no definitive plans with respect to any of the foregoing.

         Following the effectiveness of this amendment, our Board of Directors will be entitled to authorize the designation and issuance of up to 150,000,000 shares of capital stock, all of which may potentially be designated common stock and up to 10,000,000 of which may potentially be designated preferred stock, in one or more series with such limitations and restrictions as may be determined in the sole discretion of our Board of Directors, with no further authorization by stockholders required for the creation and issuance thereof. This change will constitute an increase in the amount of common shares available from 126,396,450 to 150,000,000 and a reduction in the amount of shares of blank check preferred stock available from 100,000,000 to 10,000,000. The blank check preferred stock can be utilized for, among other things, proposed financing transactions, as well as possible issuances in connection with such activities as public or private offerings of shares for cash, dividends payable in stock of the Company, acquisitions of other companies or businesses, and otherwise, is in the best interest of the Company and its stockholders. Our Board of Directors determined that 10,000,000 available shares of blank check preferred stock were adequate for our purposes.

         The issuance of additional shares of common and preferred stock might dilute, under certain circumstances, the ownership and voting rights of the stockholders. The increase in the number of shares of common stock we are authorized to issue is not intended to inhibit a change in control of the Company. The availability for issuance of additional shares of common stock could, however, discourage, or make more difficult, efforts to obtain control of the Company. For example, the issuance of shares of common stock in a public or private sale, merger or similar transaction would increase the number of outstanding shares, thereby possibly diluting the interest of a party attempting to obtain control of the Company. When the actions described in this Information Statement become effective, we will consider our options with respect to methods to obtain financing. These options may include the issuance of equity securities.

                                   ACTION FOUR

          ADOPTION OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO
                        DECLASSIFY OUR BOARD OF DIRECTORS


GENERAL
-------

         Our Articles of Incorporation currently provide for our Board of Directors to consist of three classes of directors, each class serving for staggered three year terms. On November 25, 2005, our Board of Directors unanimously and recommended that the stockholders approve, and on the Record Date the Majority Stockholder approved, an amendment to the Articles of Incorporation declassifying the Board of Directors, resulting in directors being elected for one year terms. The amendment provides for one class of directors, with each director serving until the next annual meeting of the Company. The amendment will not cut short the term of any current director. Currently, the Company has one director, Timothy P. Halter, whose term as director expires at the next annual meeting of the Company. Because, as described elsewhere in this Information Statement, additional changes to our Articles of Incorporation have been adopted, in addition to the amendment described under this Action Four, stockholders should review the approved form of our Amended and Restated Articles of Incorporation attached hereto as Appendix A.

CONSENT REQUIRED
----------------

         Approval of the amendment described under this Action Four required the consent of the holders of a majority of the outstanding shares of our common stock, as of the Record Date. The Majority Stockholder, who owned approximately 59.7% of the outstanding shares of our common stock as of the Record Date, has given his consent to the amendment, and, accordingly, the requisite stockholder approval for the amendment described under this Action Four was obtained by the execution of the Majority Stockholder's written consent. We do not intend to seek additional stockholder approval prior to the effectiveness of the amendment described under this Action Four. We are not requesting a stockholder vote on any of the matters set forth herein. This Information Statement is being mailed to you solely for your information. We are not providing you with a proxy and you are not requested to send a proxy.

AMENDMENT TO ARTICLES OF INCORPORATION
--------------------------------------

         Approximately 20 days after this Information Statement has first been sent or given to stockholders, the Articles of Incorporation will be amended to eliminate the classification of the Board of Directors and provide for one class of directors, with each director serving until the next annual meeting of the Company. A copy of the approved form of our Amended and Restated Articles of Incorporation is attached hereto as Appendix A.

                                   ACTION FIVE

           ADOPTION OF AMENDED AND RESTATED ARTICLES OF INCORPORATION
          REFLECTING THE ACTIONS SET FORTH IN ACTIONS ONE THROUGH FOUR
           AND EFFECTING VARIOUS OTHER CHANGES DESIGNED TO UPDATE OUR
                            ARTICLES OF INCORPORATION


GENERAL
-------

         On November 25, 2005, our Board of Directors unanimously approved and recommended that the stockholders approve, and on the Record Date the Majority Stockholder approved, Amended and Restated Articles of Incorporation reflecting the actions described in Actions One, Two, Three and Four above and effecting the following changes designed to update our Articles of Incorporation:

         o Amending the Articles of Incorporation to eliminate the provision authorizing our Board of Directors to issue shares of a class or series to holders of shares of another class or series to effectuate share dividends, splits or conversions of outstanding shares. The Board of Directors has this ability under Nevada law without explicit authorization in the Articles of Incorporation.
         o Amending the Articles of Incorporation to eliminate the provision stating that shares of our stock shall be issued for such consideration as shall be fixed, from time to time, by the Board of Directors. The Board of Directors has this ability under Nevada law without explicit authorization in the Articles of Incorporation.
         o Amending the Articles of Incorporation to eliminate the provision stating that shares of our stock, after the amount of the subscription price has been fully paid, shall not be assessable for any purpose, and no stock issued as fully paid shall ever be assessable or assessed. Nevada law provides that when a corporation receives the consideration for which a board of directors authorized the issuance of shares, the shares issued therefor are fully paid and, unless otherwise provided in the articles of incorporation, non-assessable.
         o Amending the Articles of Incorporation to delete the provisions that were required by the Nevada Gaming Control Act. The Company is no longer involved in the gaming industry.
         o Amending the Articles of Incorporation to delete the provision granting the Company the power to purchase and maintain insurance on behalf certain persons. The Company has this power under Nevada law without explicit authorization in the Articles of Incorporation.

Our Board of Directors determined that the Amended and Restated Articles of Incorporation will better serve our business strategy of entering into a business combination with a private entity that has current business operations so as to enhance the value of our common stock. Because, as described elsewhere in this Information Statement, additional changes to our Articles of Incorporation have been adopted, in addition to the amendments described under this Action Five, stockholders should review the approved form of our Amended and Restated Articles of Incorporation attached hereto as Appendix A.

CONSENT REQUIRED
----------------

         Approval of the amendments described under this Action Five required the consent of the holders of a majority of the outstanding shares of our common stock, as of the Record Date. The Majority Stockholder, who owned approximately 59.7% of the outstanding shares of our common stock as of the Record Date, has given his consent to the amendments, and, accordingly, the requisite stockholder approval for the amendments described under this Action Five was obtained by the execution of the Majority Stockholder's written consent. We do not intend to seek additional stockholder approval prior to the effectiveness of the amendments described under this Action Five. We are not requesting a stockholder vote on any of the matters set forth herein. This Information Statement is being mailed to you solely for your information. We are not providing you with a proxy and you are not requested to send a proxy.

AMENDMENT TO ARTICLES OF INCORPORATION
--------------------------------------

         Approximately 20 days after this Information Statement has first been sent or given to stockholders, the Articles of Incorporation will be amended and restated as set forth in the approved form of our Amended and Restated Articles of Incorporation, a copy of which is attached hereto as Appendix A.


                                 STOCK OWNERSHIP

         The following table sets forth information as of the Record Date, regarding the beneficial ownership of our common stock (i) by each person or group known by our management to own more than 5% of the outstanding shares of our common stock, (ii) by each director, the chief executive officer and our other executive officers, and (iii) by all directors and executive officers as a group. Unless otherwise noted, each person has sole voting and investment power over the shares indicated below, subject to applicable community property laws.

         The mailing address for Mr. Halter is 12890 Hilltop Road, Argyle, Texas
76226.

                                                                  Percentage
                           Shares Beneficially Owned              Outstanding
                           -------------------------              -----------
                             Before         After          Before             After
         Name              Stock Split   Stock Split   Stock Split (1)   Stock Split (2)
         ----              -----------   -----------   ---------------   ---------------
Timothy P. Halter          75,000,000      250,000          59.7%             59.7%

All Officers and           75,000,000      250,000          59.7%             59.7%
Directors as a group
(1 Person)

-------------------------------

(1) In determining the percent of voting stock owned by a person before the reverse stock split, (a) the numerator is the number of shares of common stock beneficially owned by the person, including shares the beneficial ownership of which may be acquired within 60 days upon the exercise of options or warrants or conversion of convertible securities, and (b) the denominator is the total of
(i) the 125,715,008  shares of common stock  outstanding on the Record Date, and
(ii) any shares of common stock which the person has the right to acquire within 60 days upon the exercise of options or warrants or conversion of convertible securities. Neither the numerator nor the denominator includes shares which may be issued upon the exercise of any other options or warrants or the conversion of any other convertible securities.

(2) In determining the percent of voting stock owned by a person after the reverse stock split (a) the numerator is the number of shares of common stock beneficially owned by the person, including shares the beneficial ownership of which may be acquired within 60 days upon the exercise of options or warrants or conversion of convertible securities, and (b) the denominator is the total of
(i) the approximately 419,050 shares of common stock that will be outstanding after the reverse stock split and (ii) any shares of common stock which the person has the right to acquire within 60 days upon the exercise of options or warrants or conversion of convertible securities. Neither the numerator nor the denominator includes shares which may be issued upon the exercise of any other options or warrants or the conversion of any other convertible securities.

                                   ARTICLE II.

                           MARKET FOR OUR COMMON STOCK

         Our common stock is traded on the Over the Counter Bulletin Board under the symbol "NVST.PK."

                        ADDITIONAL AVAILABLE INFORMATION

         We are subject to the information and reporting requirements of the Securities Exchange Act of 1934 and in accordance with such act we file periodic reports, documents and other information with the Securities and Exchange Commission relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 or may be accessed at www.sec.gov.

                                   APPENDIX A

                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                               NEVSTAR CORPORATION

         The undersigned natural person, of the age of eighteen years or more, acting as an incorporator of a corporation under the Nevada General Corporation Law (the "NGCL"), does hereby adopt the following Articles of Incorporation for such corporation:

                                   ARTICLE ONE

         The name of the Corporation is Nevstar Corporation.

                                   ARTICLE TWO

         The Corporation will have perpetual existence.

                                  ARTICLE THREE

         The purpose for which the Corporation is organized is the transaction of any or all lawful business for which corporations may be incorporated under the NGCL.

                                  ARTICLE FOUR

         The total number of shares of capital stock that the Corporation is authorized to issue is 150,000,000 shares, consisting of any combination of Common Stock, par value $0.01 per share (the "Common Stock"), and up to 10,000,000 shares of Preferred Stock, par value $0.01 per share (the "Preferred Stock").

         The Board of Directors may establish one or more series of unissued shares of any class of capital stock by fixing and determining the designation and preferences, limitations, and other relative rights, including voting rights, and the qualifications, limitations, or restrictions thereof, and may increase or decrease the number of shares within each such series; provided, however, that the board of directors may not decrease the number of shares within a series to less than the number of shares within such series that are then issued.

         Each outstanding share of the Corporation's capital stock, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders, except to the extent that the voting rights of the shares of any class or classes are limited or denied by applicable law or these Articles of Incorporation, as amended from time to time.

         On the filing date of these Amended and Restated Articles of Incorporation, each 300 shares of Common Stock outstanding as of December ___, 2005 shall be changed into one share of said Common Stock (the "Reverse Stock Split"). The Reverse Stock Split shall not change the par value of the Common Stock, nor change the authorized number of shares of Common Stock. Fractional shares shall be rounded up to the next whole share.

                                  ARTICLE FIVE

         No stockholder of the Corporation will, solely by reason of holding shares of any class, have any preemptive or preferential right to purchase or subscribe for any shares of the Corporation, now or hereafter to be authorized, or any notes, debentures, bonds or other securities convertible into or carrying warrants, rights or options to purchase shares of any class, now or hereafter to be authorized, whether or not the issuance of any such shares or such notes, debentures, bonds or other securities would adversely affect the dividend, voting or any other rights of such stockholder. The Board of Directors may authorize the issuance of, and the Corporation may issue, shares of any class of the Corporation, or any notes, debentures, bonds or other securities convertible into or carrying warrants, rights or options to purchase any such shares, without offering any shares of any class to the existing holders of any class of stock of the Corporation.

                                   ARTICLE SIX

         Stockholders of the Corporation will not have the right of cumulative voting for the election of directors or for any other purpose.

                                  ARTICLE SEVEN

         Any action required or permitted by law, these Articles of Incorporation or the Bylaws of the Corporation to be taken at a meeting of the stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall have been signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted.

         Prompt notice of the taking of any action by stockholders without a meeting by less than unanimous written consent shall be given to those stockholders who did not consent in writing to the action.

                                  ARTICLE EIGHT

         The Board of Directors is expressly authorized to alter, amend or repeal the Bylaws of the Corporation or to adopt new Bylaws.

                                  ARTICLE NINE

         (a) The Corporation will, to the fullest extent permitted by the NGCL, as the same exists or may hereafter be amended, indemnify any and all persons who are or were serving as director or officer of the Corporation, or who are or were serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee or employee of another corporation, partnership, limited liability company, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise, from and against any and all of the expenses, liabilities or other matters referred to in or covered by such Act. Such indemnification may be provided pursuant to any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in the capacity of director or officer and as to action in another capacity while holding such office, will continue as to a person who has ceased to be a director or officer and inure to the benefit of the heirs, executors and administrators of such a person.

         (b) If a claim under paragraph (a) of this Article is not paid in full by the Corporation within 30 days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant will be entitled to be paid also the expense of prosecuting such claim. It will be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct that make it permissible under the laws of the State of Nevada for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense will be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the laws of the State of Nevada nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, will be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

                                   ARTICLE TEN

         To the fullest extent permitted by the laws of the State of Nevada as the same exist or may hereafter be amended, a director of the Corporation will not be liable to the Corporation or its stockholders for monetary damages for an act or omission in the director's capacity as a director. Any repeal or modification of this Article will not increase the personal liability of any director of the Corporation for any act or occurrence taking place before such repeal or modification, or adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification. The provisions of this Article shall not be deemed to limit or preclude indemnification of a director by the Corporation for any liability of a director that has not been eliminated by the provisions of this Article.

                                 ARTICLE ELEVEN

The number of directors will be determined in accordance with the Bylaws of the
                                  Corporation.

                                  MISCELLANEOUS

[Incorporator's name, address, signature and acknowledgment omitted pursuant to
                                NGCL ss.78.403.]

    [The names and addresses of the members of the past and present boards of directors have been omitted pursuant to NGCL ss.78.403.]

 [The name and address of the resident agent has been omitted pursuant to NGCL
                                  ss.78.403.]

             [The remainder of this page intentionally left blank.]

         IN WITNESS WHEREOF, we have executed these Amended and Restated Articles of Incorporation of Nevstar Corporation this ____ day of January, 2006.







                                      ------------------------------------------
                                      Timothy P. Halter, President and Secretary

                              LETTER OF TRANSMITTAL
       To accompany shares of common stock, par value $0.01 per share, of

                   NEVSTAR GAMING & ENTERTAINMENT CORPORATION

To:    Transfer Online
       317 S.W. Alder, Suite 200
       Portland, OR 97204

Ladies & Gentlemen:

       Surrendered herewith are shares of old common stock, par value $.001 per share (the "Old Nevstar Shares"), of Nevstar Gaming & Entertainment Corporation ("Nevstar") numbered and registered as listed below in exchange for shares of common stock, par value $0.01 per share of Nevstar (the "New Nevstar Shares"), on the basis of one New Nevstar Share for 300 Old Nevstar Shares. Any fractional share that results from the exchange calculation rounded up to the next whole share.

       Items A and D of this Letter of Transmittal must be completed in all cases.

       PLEASE FOLLOW CAREFULLY THE "INSTRUCTIONS TO LETTER OF TRANSMITTAL" ENCLOSED.

Item A.
--------------------------------------  --------------------  ------------------
Name and Address of Registered Owner     Certificate Number    Number of Shares
--------------------------------------  --------------------  ------------------

--------------------------------------  --------------------  ------------------

--------------------------------------  --------------------  ------------------

--------------------------------------  --------------------  ------------------

--------------------------------------  --------------------  ------------------

--------------------------------------  --------------------  ------------------

--------------------------------------  --------------------  ------------------

--------------------------------------  --------------------  ------------------
                                        Total...........
--------------------------------------  --------------------  ------------------
       The undersigned represents and warrants to Nevstar that the undersigned is the lawful owner(s) of the above described Old Nevstar Shares and that the undersigned holds the Old Nevstar Shares free and clear of all liens, charges or encumbrances whatsoever.

IF THE NAME AND ADDRESS SHOWN ARE NOT CORRECT, PLEASE INDICATE CHANGES. THE ABOVE DESCRIBED OLD NEVSTAR SHARES ARE SURRENDERED BY YOU FOR THE ACTION INDICATED BELOW:

Item B.                                                     Item C.

  SPECIAL ISSUANCE INSTRUCTIONS                SPECIAL MAILING INSTRUCTIONS
To be completed ONLY if New Nevstar         To be completed ONLY if New Nevstar
Shares is to be issued in a a name          Shares is to be mailed to an address
other than as indicated in Item A           other than as indicated in Item A
above (see Instructions 3 and 4).           above (see Instructions 1P.
Issue to:                                   Mail To:
Name_______________________________         Name_______________________________
        (Type or print)                             (Type or print)
Address____________________________         Address____________________________

___________________________________         ___________________________________

SS. or Taxpayer I.D. #_____________         SS. or Taxpayer I.D. #_____________

Item D.
                              REQUIRED SIGNATURE(S)
The signature(s) on this Letter of Transmittal must correspond exactly with the name(s) on the Old Nevstar Shares or the name(s) of the person(s) to whom the Old Nevstar Shares have been properly assigned and transferred (see Instructions 1,3, and 4).

PLEASE
SIGN HERE
                  ___________________________
                  Signature

                  ___________________________
                  Title (If applicable)

                  ___________________________
                  S.S. No. or Taxpayer I.D. No.

                  ___________________________
                  Telephone Number

                  ___________________________
                  Date

PLEASE SIGN HERE IF JOINT OWNERSHIP


                  ___________________________
                  Signature

                  ___________________________
                  Title (If applicable)

                  ___________________________
                  S.S. No. or Taxpayer I.D. No.

                  ___________________________
                  Telephone Number

                  ___________________________
                  Date

                           SIGNATURE(S) GUARANTEED, IF
                           REQUIRED (See Instructions
                                    3 and 4)

Firm:
                  ___________________________
                  (Please Print)

By:
                  ___________________________
                  (Authorized Signature)

                  ___________________________
                  Title

                  ___________________________
                  Date

                      INSTRUCTIONS TO LETTER OF TRANSMITTAL

1.     General

       Please do not send certificates representing the Old Nevstar Shares ("Old Nevstar Share Certificates") directly to Nevstar. Your Old Nevstar Share Certificate(s), together with your signed and completed Letter of Transmittal and any required supporting documents (see Instructions 3 and 4 below), should be mailed or otherwise delivered to Transfer Online, the Exchange Agent, at the address indicated on the Letter of Transmittal. The method of delivery is at your option and risk, but, if mail is used, registered insured mail, return receipt requested, is suggested.

       Items A and D of the Letter of Transmittal must be completed in all cases.

       If you wish New Nevstar Shares to be mailed to an address other than that shown in Item A on the Letter of Transmittal, you MUST complete Item C of the Letter of Transmittal.

 2.    Issuance of New Nevstar Shares

       To receive certificates representing your New Nevstar Share(s) ("New Nevstar Share Certificates"), your Old Nevstar Share Certificates and a completed Letter of Transmittal must be sent Transfer Online at the address indicated on the Letter of Transmittal. Your New Nevstar Share Certificates will be sent to you when your Old Nevstar Share Certificates and Letter of Transmittal have been received by Transfer Online.

       If the New Nevstar Share Certificates are to be issued in the same name(s) as the name(s) in which the surrendered Old Nevstar Share Certificates are registered, complete Items A and D on the Letter of Transmittal.

       If the New Nevstar Share Certificates are to be issued in a different name, see instruction 3 and complete Items A, B and D on the Letter of Transmittal.

3.     Certificate to be Issued in a Different Name

       If a New Nevstar Share Certificate is to be issued in a name other than that of the registered holder(s) of the Old Nevstar Shares, your Old Nevstar Share Certificate must be properly endorsed on the back thereof or be accompanied by appropriate stock powers, properly executed by the registered holder(s), so that the endorsements or stock powers are signed exactly as the name(s) of the registered holder(s) appear on the Old Nevstar Share Certificates, and the signature(s) must be properly guaranteed by a commercial bank or trust company in the United States or by a firm that is a member of a registered national securities exchange. Complete Items A, B and D on the Letter of Transmittal.

4.     Signature by Other than Registered Holder

       If the Letter of Transmittal is signed in Item D by an executor, administrator, trustee, guardian, attorney or the like, the Letter of Transmittal and Old Nevstar Shares Certificates must be accompanied by evidence satisfactory to Transfer Online of the authority of that person to sign the Letter of Transmittal.

       If the Letter of Transmittal is signed in Item D by someone other than the registered holder(s) who is not a person described in the preceding paragraph, the Old Nevstar Share Certificate must be properly endorsed or accompanied by appropriate stock powers, and properly executed by the registered holder(s), so that the endorsements or stock powers are signed exactly as the name(s) of the registered holder(s) appear on the Old Nevstar Share Certificate, and the signature(s) must be properly guaranteed by a commercial bank or trust company in the United States or by a firm that is a member of a registered national securities exchange. Complete Item A, B and D on the Letter of Transmittal.

5.     Lost or Destroyed Old Nevstar Share Certificate

       If you desire to exchange your Old Nevstar Share Certificates for New Nevstar Share Certificates, and your Old Nevstar Share Certificates have been either lost or destroyed, notify Transfer Online of this fact promptly at the address set forth on the Letter of Transmittal. You will then be instructed as to the steps you must take in order to surrender your Old Nevstar Share Certificates for exchange.

6.     Questions on How to Submit Your Old Nevstar Share Certificates

       Questions and requests for assistance on how to submit your Old Nevstar Share Certificates or exchange should be directed to Transfer Online at the address set forth on the Letter of Transmittal